Exhibit 99.1

EXCHANGE AGREEMENT

This Exchange Agreement (the “Agreement”) is entered into as of the 29th day of December 2006 by and between Lucy’s Cafe, Inc., a Nevada corporation (the “Company”), InterMetro Communications, Inc., a Delaware corporation (“InterMetro”), and the stockholder, note holder, and warrant holder, as the case may be, of InterMetro who is listed as the “Investor” in the signature block of this Agreement (the “InterMetro Investor”), with respect to the following facts:

R E C I T A L S

A.	InterMetro Investor owns the number of shares of the common stock of InterMetro (“InterMetro Common Stock”), number of shares of Series B preferred stock of InterMetro (“InterMetro Series B Stock”), principal amount of Series A convertible promissory notes issued by InterMetro (“Notes”), and the number of warrants to purchase shares of the common stock of InterMetro (the “Warrants”), as the case may be, listed beneath the InterMetro Investor’s signature to this Agreement.

B.	The Company desires to acquire all of the outstanding InterMetro Common Stock, InterMetro Series B Stock, and Notes in exchange for a total of approximately 41,540,600 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) and all of the outstanding Warrants in exchange for a total of approximately 6,636,171 warrants to purchase approximately 6,636,171 shares of the Company’s Common Stock (the “Exchange”).

C.	Except for the shares of Common Stock and warrants to be issued to certain InterMetro stockholders as set forth on Schedule I to this Agreement, which will not be exchanged concurrently with the closing of this Exchange, but will be exchanged automatically and without further action on the part of the holder(s) thereof at such time as the Company has increased its authorized shares to up to 150,000,000, the Company will issue and deliver certificates representing the applicable number of shares of Common Stock and warrants to purchase the applicable number of shares of Common Stock to each InterMetro Investor within forty business days after the closing of this Exchange.

D.	Each holder of InterMetro Common Stock will receive 10.4746 shares of Company Common Stock for each share of InterMetro Common Stock tendered by them for the exchange. Each holder of InterMetro Series B Stock will receive 10.4746 shares of Common Stock for each share of InterMetro Series B Stock tendered by them for the exchange. Each holder of Notes issued by InterMetro in November or December 2003 (“2003 Notes”) will receive 10.4746 shares for every $1.70 of principal and accrued interest through December 29, 2006 tendered by them for the exchange. Each holder of Notes issued by InterMetro in June or November 2004 (“2004 Notes”) will receive 10.4746 shares for every $2.805 of principal and accrued interest through December 29, 2006 tendered by them for the exchange. Each holder of Notes issued by InterMetro in January 2006 (“2006 Notes”) will receive 10.4746 shares for every $6.80 of principal and accrued interest through December 29, 2006 tendered by them for the exchange.

E.	For each Warrant to purchase one share of InterMetro Common Stock tendered for exchange, the holder of such Warrant will receive 10.4746 Company warrants to purchase 10.4746 shares of the Company’s common stock for the duration of the original exercise period of the Warrant at an equivalent exercise price.

F.	Concurrently with the closing of the Exchange (the “Closing”), and as a condition precedent thereto, the Company is consummating a private placement of up to $12 million worth of Common Stock.

G.	After giving effect to the Exchange, as described herein and assuming Private Placement of $12,000,000 purchase price of shares of Common Stock there will be approximately 61,340,600 shares of Common Stock of the Company issued and outstanding.

H.	By executing this Agreement, the InterMetro Investor agrees to exchange the InterMetro Investor’s InterMetro Common Stock, InterMetro Series B Stock, Notes, and Warrants, as the case may be, for shares of the Company’s Common Stock and warrants to purchase shares of the Company’s Common Stock on the terms and conditions of this Agreement.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties to this Agreement, and in light of the recitals stated above, the parties to this Agreement hereby agree as follows:

1. Exchange of Equity Interests.

Effective as of the date of this Agreement, the InterMetro Investor hereby conveys all of the InterMetro Investor’s InterMetro Common Stock, InterMetro Series B Stock, Notes, and Warrants, as the case may be, to the Company in consideration for the distribution to the InterMetro Investor of (i) 10.4746 shares of Common Stock for each share of InterMetro Common Stock tendered, (ii) 10.4746 shares of Common Stock for each share of InterMetro Series B Stock tendered, (iii) 10.4746 shares for every $1.70 of principal and accrued interest through December 29, 2006 of 2003 Notes tendered, (iv) 10.4746 shares for every $2.805 of principal and accrued interest through December 29, 2006 of 2004 Notes tendered, and 10.4746 shares for every $6.80 of principal and accrued interest through December 29, 2006 of 2006 Notes tendered, as the case may be (collectively, the “Exchange Shares”), and 10.4746 Company warrants to purchase 10.4746 shares of the Company’s common stock for the duration of the original exercise period of the Warrant at an equivalent exercise price (the “Exchange Warrants”). Upon receipt by InterMetro of this Agreement executed by the InterMetro Investor and the stock certificate evidencing the InterMetro Common Stock endorsed for transfer to the Company, stock certificate evidencing the InterMetro Series B Stock endorsed for transfer to the Company, note evidencing the Note, and Warrant endorsed for transfer to the Company, as the case may be, except for the Exchange Shares and Exchange Warrants to be issued to certain InterMetro stockholders as set forth on Schedule I to this Agreement, which will not be exchanged concurrently with the Closing, but will be exchanged automatically and without further action on the part of the holder(s) thereof at such time as the Company has increased its authorized shares to up to 150,000,000, InterMetro will instruct the Company to immediately send to the InterMetro Investor certificates evidencing the Exchange Shares.

2. Waiver of Investor Rights and Lock-Up Agreement.

The InterMetro Investor hereby waives any registration rights, rights of first refusal, participation rights, or similar rights which the InterMetro Investor had or may have had with respect to the InterMetro Common Stock, InterMetro Series B Stock, Notes, or Warrants. Further, the InterMetro Investor agrees that during the period beginning on the date of this Agreement and ending twelve (12) months after the effective date of the Company’s Registration Statement on Form SB-2 (the “Registration Statement”) to register the shares of Common Stock sold by the Company through the private placement which the Company plans to commence on or after December 29, 2006, the InterMetro Investor will not, without the prior written consent of Hunter World Markets, Inc. and the Company, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any securities of the Company or securities of the Company into or for which a security of the Company may be converted, exercised or exchanged, whether by operation of law or otherwise (each, a “Successor Security”), beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the InterMetro Investor on the date of this Agreement or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any security of the Company or Successor Security, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any security of the Company or Successor Security; provided, however, the InterMetro Investor will be released from this obligation if the Registration Statement is not effective on or before two years from the date of this Agreement. Notwithstanding the foregoing, the InterMetro Investor may transfer any security of the Company or Successor Security (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding any security of the Company or Successor Security subject to the provisions of this agreement or (iv) in a private transaction, provided that the transfer is made in compliance with applicable securities laws and the transferee agrees in writing to be bound by the provisions of this Section 2. For purposes hereof, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin.

3. Representations and Warranties of the Company.

The Company represents and warrants to the InterMetro Investor that now and as of the Closing:

3.1 Good Standing. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada.

3.2 Subsidiaries. The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

3.3 Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $.001 par value, of which 13,010,000 shares are outstanding, including 5,210,000 shares which will be cancelled prior to or at the Closing. There is no outstanding voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for any shares of the capital stock of the Company. The Company has not granted registration rights to any person.

3.4 No Assets. Other than the liabilities listed on Schedule II to this Agreement, the Company does not have any (a) assets of any kind or (b) commitments, liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise. The Company ceased all operations in August 2004, and disposed of all of its assets as of such date.

3.5 Taxes. The Company has filed all tax returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, “Taxes”), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established.

3.6 Contracts. There are no contracts, instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party or by which it or any of its properties are bound.

3.7 Compliance with Law. The Company has conducted its business in material compliance with all applicable laws, ordinances, rules, regulations, court or administrative order, decree or process (“Applicable Law”). The Company has not received any notice of violation or claimed violation of any Applicable Law.

3.8 Litigation. There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the twelve month period preceding the date hereof. There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against the Company. The Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any Applicable Law.

4. Representations and Warranties of InterMetro Investor.

InterMetro Investor represents and warrants to the Company that now and as of the Closing:

4.1 Title to Shares. InterMetro Investor is the legal and beneficial owner of the InterMetro Common Stock, InterMetro Series B Stock, Notes, and Warrants, as the case may be, set forth below such InterMetro Investor’s name, and, upon consummation of the Exchange contemplated herein, the Company will acquire from Seller good and marketable title to the InterMetro Common Stock, InterMetro Series B Stock, Notes, and Warrants, as the case may be, listed as owned by such InterMetro Investor, and such InterMetro Common Stock, InterMetro Series B Stock, Notes, and Warrants, as the case may be, shall be free and clear of all liens excepting only such restrictions upon transfer, if any, as may be necessary for compliance with the federal Securities Act of 1933, as amended (the “Securities Act”).

4.2 Access to Information. The InterMetro Investor hereby represents and warrants that prior to the execution of this Agreement by the InterMetro Investor, the InterMetro Investor has carefully reviewed the updated business and related financial and other information provided by the Company and InterMetro to the InterMetro Investor, including but not limited to that certain Registration Statement on Form S-1 currently on file for InterMetro with the Securities and Exchange Commission, dated October 27, 2006 (collectively the “Information”), and has had a complete opportunity to ask questions of, and receive additional information from, InterMetro’s and the Company’s management.

4.3 Sophistication and Knowledge. The InterMetro Investor is an “accredited investor” (as defined in Rule 501(a) under the Securities Act) and acknowledges that he has sufficient experience in financial and business matters to be capable of utilizing such information to evaluate the merits and risks of the InterMetro Investor’s investment, and to make an informed decision relating thereto.

4.4 Evaluation of Risks. The InterMetro Investor has evaluated the risks of this investment in the Company, including those risks particularly described in the Information, and has determined that the investment is suitable for the InterMetro Investor. The InterMetro Investor acknowledges that prior to the closing of the business combination of which this exchange is a part, the Company has no significant assets or liabilities. The InterMetro Investor has adequate financial resources for an investment of this character, and at this time can bear a complete loss of this investment. The InterMetro Investor understands that any projections in the Information are mere estimates and may not reflect the actual results of the Company’s operations.

4.5 No Federal Registration. The InterMetro Investor understands that the Exchange Shares and Exchange Warrants are not being registered under the 1933 Act on the ground that the issuance thereof is exempt under Section 4(2) of the 1933 Act and Regulation D promulgated thereunder as a transaction by an issuer not involving any public offering, and that reliance on such exemption is predicated in part on the truth and accuracy of the undersigned’s representations and warranties, and those of the other purchasers of Exchange Shares and Exchange Warrants.

4.6 No State Registration. The InterMetro Investor understands that the Exchange Shares and Exchange Warrants are not being registered under state securities laws on the basis that the issuance thereof is exempt as an offer and sale not involving a public offering in such state. The InterMetro Investor understands that reliance on such exemptions is predicated in part on the truth and accuracy of the InterMetro Investor’s representations and warranties and those of other purchasers of Exchange Shares and Exchange Warrants. The undersigned covenants not to sell, transfer or otherwise dispose of an Exchange Share or Exchange Warrant unless such Exchange Share or Exchange Warrant has been registered under the applicable state securities laws, or an exemption from registration is available.

4.7 Acknowledgment of No Liquidity. The InterMetro Investor has no need for any liquidity in this investment and is able to bear the economic risk of this investment for an indefinite period of time. The InterMetro Investor has been advised and is aware that (i) it may not be possible to liquidate the investment readily; (ii) the InterMetro Investor must bear the economic risk of his investment in the Exchange Shares and Exchange Warrants for an indefinite period of time because the Exchange Shares and Exchange Warrants have not been registered under the 1933 Act or state law and, therefore, cannot be sold unless they are subsequently registered under the 1933 Act and applicable state law or an exemption from such registration is available; (iii) a legend as to the restrictions on transferability of the Exchange Shares and Exchange Warrants referred to herein will be made on the document evidencing the Exchange Shares, and (iv) a notation in the appropriate records of the Company will be made with respect to any restrictions on transfer of Exchange Shares and Exchange Warrants. The restrictive legend on the certificate will essentially state as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, CONVEYED, HYPOTHECATED OR OTHERWISE ASSIGNED UNLESS THEY ARE REGISTERED UNDER THE ACT OR UNLESS AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY IS PRESENTED INDICATING THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

4.8 Reliance - No Oral Representations. The InterMetro Investor has relied solely upon the Information and independent investigations made by the InterMetro Investor or his purchaser representative with respect to the Exchange Shares and Exchange Warrants acquired herein, and no oral or written representations beyond the Information have been made to the InterMetro Investor.

4.9 Authority. If the InterMetro Investor is a partnership, corporation or trust, it has been duly formed, is validly existing, has full power and authority to make this investment, and has not been formed for the specific purpose of investing in the Exchange Shares and Exchange Warrants. This Agreement and all other documents executed in connection with this acquisition of Exchange Shares and Exchange Warrants are valid, binding and enforceable agreements of the InterMetro Investor.

4.10 Acknowledgment of Investment Risks. The InterMetro Investor hereby understands and acknowledges the risk factors relating to this investment, including but not limited to those described in the Information, and that the purchase of the Exchange Shares and Exchange Warrants is highly speculative and subject to a high degree of risk.

5. Covenants.

5.1 Further Assurances. Each of the Parties shall use its reasonable commercial efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party’s benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Agreement and to consummate the transactions contemplated herein.

5.2 Operation of Business. From the date hereof through the date of the Closing, except as expressly provided herein, each of the Company and InterMetro agrees that it will report to the other party any indication of potential material adverse factors in its business or any litigation that may be threatened whereby one of the Parties would be a defendant.

6. Deliveries.

6.1 Items to be delivered to InterMetro prior to or at Closing by the Company.

(a) Certificate of Incorporation and amendments thereto, By-laws and amendments thereto, certificate of good standing in the Company’s state of incorporation;

(b) all minutes and resolutions of board of director and shareholder meetings in possession of the Company;

(c) all financial statements and all tax returns in possession of the Company;

(d) resolutions from the Company’s Board appointing Charles Rice as a director, the Chief Executive Officer and President of the Company on the Closing, Vincent Arena as the Chief Financial Officer of the Company on the Closing, Jon deOng as the Chief Technology Officer of the Company on the Closing, and Vincent Arena, Jon deOng, Joshua Touber, Robert Grden, and Douglas Benson as directors of the Company effective on the expiration of the ten day time period following the mailing of a Form 14f-1 to shareholders and filing of a Form 14f-1 with the Securities and Exchange Commission;

(e) resolutions from the Company’s Board, and if applicable, shareholder resolutions approving this transaction and authorizing the issuances of the Exchange Shares and Exchange Warrants hereunder;

(f) letters of resignation from the Company’s current officers to be effective upon Closing and after the appointments described in this section and letters of resignation from the Company’s current directors to be effective on the expiration of the ten day time period following the mailing of a Form 14f-1 to shareholders and filing of a Form 14f-1 with the Securities and Exchange Commission;

(g) any other document reasonably requested by InterMetro that it deems necessary for the consummation of the transactions contemplated hereby; and

(h) evidence of the cancellation of 5,210,000 shares of the Company’s outstanding common stock.

6.2 Items to be delivered by the Company to the InterMetro Investor.

(a) a certificate representing the Exchange Shares to be delivered within forty business days after the Closing, unless otherwise set forth on Schedule I to this Agreement; and

(b) a warrant representing the Exchange Warrants, if applicable, to be delivered within forty business days after the Closing, unless otherwise set forth on Schedule I to this Agreement.

6.3 Items to be delivered to the Company prior to or at Closing by InterMetro and the InterMetro Investor.

(a) duly executed stock powers in respect of the InterMetro Common Stock endorsed for transfer to the Company, duly executed stock powers in respect of the InterMetro Series B Stock endorsed for transfer to the Company, note evidencing the Note, and Warrant endorsed for transfer to the Company, as the case may be; and

(b) any other document reasonably requested by the Company that it deems necessary for the consummation of the transactions contemplated hereby.

7. Indemnification.

7.1 Indemnity of the Company. The Company agrees to defend, indemnify and hold harmless the InterMetro Investor from and against, and to reimburse the InterMetro Investor with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements (collectively the “Losses”) asserted against or incurred by the InterMetro Investor by reason of, arising out of, or in connection with any material breach of any representation, warranty or covenant contained in this Agreement made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

7.2 Indemnity of InterMetro Investor. Each InterMetro Investor severally (to the extent of such InterMetro Investor’s pro rata interest in the InterMetro Common Stock, InterMetro Series B Stock, Notes, and Warrants, as the case may be) agrees to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all losses, including, without limitation, reasonable attorneys’ fees and disbursements, asserted against or incurred by the Company by reason of, arising out of, or in connection with any material breach of any representation, warranty or covenant contained in this Agreement and made by such InterMetro Investor or in any document or certificate delivered by such InterMetro Investor pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

7.3 Indemnification Procedure. A party (an “Indemnified Party”) seeking indemnification shall give prompt notice to the other party (the “Indemnifying Party”) of any claim for indemnification arising under this Section 7. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party’s own cost and expense, including the cost and expense of reasonable attorneys’ fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such Indemnified Party in such action. In the event, however, that such Indemnified Party’s legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, or that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnifying Party has not assumed the defense of the action or proceedings, then such Indemnified Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.

8. Survival of Representations and Warranties.

All representations and warranties and statements made by a party in this Agreement or in any document or certificate delivered pursuant hereto shall survive the date of the Closing for the period of the applicable statute of limitations. Each of the parties hereto is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties and covenants and agreements contained in this Agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein..

9. Injunctive Relief.

9.1 Damages Inadequate

Each party acknowledges that it would be impossible to measure in money the damages to the other parties if there is a failure to comply with any covenants or provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other parties to this Agreement will not have an adequate remedy at law.

9.2 Injunctive Relief

It is therefore agreed that any party to this Agreement who is entitled to the benefit of the covenants or provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

10. Waivers.

If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

11. Successors and Assigns.

This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

12. Entire and Sole Agreement.

This Agreement, Schedule I, Schedule II, and any instruments and agreements to be executed pursuant to this Agreement, set forth the entire understanding of the parties hereto with respect to its subject matter, merge and supersede all prior and contemporaneous understandings with respect to its subject matter, and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

13. Expenses.

Each party shall separately pay for their respective costs of legal services, accounting, auditing, communications and due diligence in connection with the transactions contemplated hereby except that subsequent to the Closing, there shall be no liability of the Company for any such matters.

14. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of California, and the venue for any action hereunder shall be in the appropriate forum in the County of Los Angeles, State of California.

15. Counterparts.

This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

16. Attorneys’ Fees and Costs.

In the event that either party must resort to legal action in order to enforce the provisions of this Agreement or to defend such action, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorneys’ fees and all other costs incurred in commencing or defending such action, or in enforcing this Agreement, including but not limited to post judgment costs.

17. Further Acts.

The parties to this Agreement hereby agree to execute any other documents and take any further actions which are reasonably necessary or appropriate in order to implement the transactions contemplated by this Agreement.

18. Authorized Signatures.

Each party to this Agreement hereby represents that the persons signing below are duly authorized to execute this Agreement on behalf of their respective party.

19. Severability.

The provisions of this Agreement are severable and in the event that one or more of its provisions are deemed to be unenforceable or invalid for any reason, such finding will not affect the enforceability or validity of any other provision of this Agreement, which shall remain in full force and effect.

[Signatures on following page.]

IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

COMPANY:	LUCY’S CAFE, INC.

By:
Michael Flores, President

INTERMETRO:	INTERMETRO COMMUNICATIONS, INC.

By:
Charles Rice, Chief Executive Officer
INTERMETRO INVESTOR:
Signature

Print Name

Street Address

City, State and Zip Code

Telephone Number

Number of Shares of InterMetro Common Stock

Number of Shares of InterMetro Series B Stock

Number of InterMetro Warrants

Principal Amount and Accrued Interest of 2003 Note

Principal Amount and Accrued Interest of 2004 Note

Principal Amount and Accrued Interest of 2006 Note

SCHEDULE I

EXCHANGE SHARES AND EXCHANGE WARRANTS

TO BE ISSUED POST CLOSING

EXCHANGE SHARES AND EXCHANGE WARRANTS

TO BE ISSUED POST CLOSING

Up to 17,976,371 Exchange Shares issuable to Charles Rice, officers and employees of InterMetro, and David Marshall and his affiliates will exchanged automatically and without further action on the part of the holder(s) thereof at such time as the Company has increased its authorized shares to up to 150,000,000.

Up to 3,111,042 Exchange Warrants issuable to Charles Rice, David Marshall and his affiliates, InterMetro’s vendors and their designees, and InterMetro’s Series B Preferred Stockholders will be exchanged automatically and without further action on the part of the holder(s) thereof at such time as the Company has increased its authorized shares to up to 150,000,000.

SCHEDULE II

LIABILITIES

LIABILITIES

Interwest Transfer Co., Inc. 1980 E. 4800 South, Suite 100 Salt Lake City, UT 84117	Stock transfer fees		$15.00

Hansen, Barnett & Maxwell, P.C. 5 Triad Center, Suite 750 Salt Lake City, UT 84180	Auditors		$23,279.14

Susan F. Turner PO Box 3687, Carmel, CA 93921	Accounting		$1,103

Bridge Loans			$94,166

GJM Trading Partners	Principal:	$25,000
14 Red Tail Dr.	Interest:	$5,625
Highlands Ranch, CO 80126
	Total	$30,250

Natalie Shahvaran	Principal:	$2,050
132 N. El Camino Real #346	Interest:	$430
Encninitas, CA 92024
	Total	$2,480

Aggressive Growth Management	Principal:	$17,380
132 N. El Camino Real #346	Interest:	$3,650
Encninitas, CA 92024
	Total	$21,030

World Ventures, LLC	Principal:	$40,236
132 N. El Camino Real #346	Interest:	$8,450
Encninitas, CA 92024
	Total	$48,686

Equity Growth Management	Principal:	$9,500
132 N. El Camino Real #346	Interest:	$1,995
Encninitas, CA 92024
	Total	$11,495
Other consulting fees			$29,975.86

Total Lucy’s Liabilities:			$168,689